BILL OF SALE

     KNOW ALL MEN BY THESE PRESENTS that Midlantic National Bank (the "Bank") in consideration of Seven Hundred Fifty Thousand ($750,000.00) Dollars paid and delivered to it by Prestolock Acquisition Corp., a Michigan corporation (the "Buyer"), receipt of which is hereby acknowledged, does hereby grant, bargain and sell to the Buyer such right, title and interest as the Bank may have in certain assets described on Exhibit "A" annexed hereto and made a part hereof (the "Assets"), to have and to hold for its own use forever.

     The Bank hereby warrants to the Buyer that:

          1. Presto Lock, Inc. ("Presto") was indebted to the Bank in a specified amount not less than Seven Hundred Fifty Thousand ($750,000.00) Dollars immediately prior to the surrender of the Assets by Presto to the Bank;

          2. The Bank was a holder of a valid and subsisting first priority security interest in the Assets as security for the indebtedness described in paragraph 1. hereinabove;

          3. The Bank became the owner of the Assets pursuant to a surrender by Presto to the Bank in accordance with N.J.S.A. 12A:9-503 and the Bank has the right to dispose of the Assets pursuant to the loan documents which evidenced Presto's obligations to the Bank and N.J.S.A. 12A:9-5O4; and

          4. By virtue of this Bill of Sale the Bank hereby conveys to the Buyer whatever right, title and interest in and to the Assets that Presto had immediately prior to the surrender.

     The Buyer agrees to assume all risks, costs and obligations of the removal of the Assets from their present location and the Bank makes no representation of warranty to the Buyer as to the Buyer's ability to secure possession of the Assets.

     THE BUYER ACCEPTS THE ASSETS "AS IS, WHERE IS". THE BANK HAS NOT HERETOFORE AND DOES NOT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALITY, OR FITNESS OF ANY ITEM OF THE ASSETS FOR ANY PARTICULAR PURPOSE, AS TO THE ENFORCEABILITY OF ANY ACCOUNTS OR CONTRACTS, OR ANY OTHER WARRANTIES AS TO THE QUALITY OR CONDITION OF THE ASSETS WHICH MAY EXIST BY OPERATION OF LAW, COURSE OF DEALING, OR USAGE OF TRADE.

     The Bank and the Buyer agree that there are no understandings, agreements or representations, express or implied, by course of dealing, usage of trade or otherwise, not specified herein respecting the transaction contemplated by this Bill of Sale; and no such understanding shall be admissible to explain, modify or contradict this Bill of Sale in any way.



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     The Buyer acknowledges and agrees that the Bank makes no representations or warranty that any patent, trademark, copyright, trade secret, proprietary information, shop right or other intellectual property right of any third party shall not be infringed by the exercise by the Buyer of any rights granted or transferred hereunder or the use or sale by the Buyer of any of the Assets transferred hereunder.

     At any time and from time to time from the date hereof, upon the reasonable request of the Buyer, the Bank shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, all such further reasonable acts, deeds, assignments, transfers, conveyances, and assurances as may be reasonably required for the better assigning, transferring, granting, conveying, assuring and confirming to the Buyer, or for aiding in the reducing to the possession of the Buyer, title to and possession of any and all of the Assets transferred and assigned hereby; provided, however, that the Bank shall not be obligated to expend money or commence or participate as a party or otherwise in any arbitration, litigation or similar proceeding in order to fulfill its obligations hereunder.

IN WITNESS WHEREOF, the Bank and the Buyer have executed this Bill of Sale this 25th day of February, 1994.

ATTEST:                                        Midlantic National Bank

By: /s/ Alan H. Strauss                        By: /s/ David L. Raphaels, AVP
   ----------------------------                   -----------------------------
        Alan H. Strauss, V.P.                          David L. Raphaels, AVP


ATTEST:                                        Prestolock Acquisition Corp.

By: /s/                                        By: /s/ Robert J. Skandalaris
   ----------------------------                   -----------------------------